UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 8, 2016, the Board of Directors of Celgene Corporation (the “Company”) amended and restated the Company’s by-laws (the “Amended and Restated By-Laws”) principally to authorize holders of 25% or more of the Company’s outstanding shares to call special meetings of stockholders; permit stockholders to include their nominees to the Board of Directors in the Company’s proxy materials under specified conditions; to harmonize pre-existing by-law provisions with the foregoing changes; and to effect certain other clarifying and updating changes to the by-laws.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit 3.1 – Amended and Restated By-Laws of the Company

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: December 12, 2016

By: /s/ Peter N. Kellogg
Name: Peter N. Kellogg
Title: Executive Vice President and Chief Financial Officer

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